NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

NUMBER

1018

CHINA SLP Filtration TECHNOLOGY INC.

SHARES

AUTHORIZED COMMON STOCK:
200,000,000 SHARES
NO PAR VALUE

CUSIP NO. 16950F 10 2

SPECIMEN

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of **CHINA SLP FILTRATION TECHNOLOGY INC.** Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CHINA SLP FILTRATION TECHNOLOGY INC. CORPORATE Seal DELAWARE

PRESIDENT / CHIEF EXECUTIVE OFFICER

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act.......................................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

SPECIMEN

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM*.

TRANSFER FEE WILL APPLY

◇◇◇ FOR MEDALLION GUARANTEE USE ONLY ◇◇◇